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                                 FIRST AMENDMENT
                                       TO
                      SECURED SUBORDINATED PROMISSORY NOTE
                            DATED AS OF JUNE 3, 2004

      This First Amendment is made as of the 24th day of March, 2005, by and among Virbac Corporation, a Delaware corporation, PM Resources, Inc., a Missouri corporation, St. Jon Laboratories, Inc., a California corporation, Francodex Laboratories, Inc., a Kansas corporation, Delmarva Laboratories, Inc., a Virginia corporation and Virbac AH, Inc., Delaware corporation (collectively, the "Borrowers"), and Virbac S.A., a company organized under the laws of the Republic of France (the "Holder") (capitalized terms used but not defined herein shall have the meanings ascribed to such terms in that certain Secured Subordinated Promissory Note, dated June 3, 2004, in the original principal amount of $2,000,000.00 by and between the Borrowers and the Holder (the "Note")).

      WHEREAS, the parties hereto desire to amend the Note as set forth herein; and

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

            1. The Note is hereby amended in all respects necessary such that Maturity Date shall be automatically extended for up to four (4) periods of three months.

            2. Except as provided for in this First Amendment, the Note, as amended, shall remain in full force and effect and is hereby reaffirmed.

            3. This Amendment shall be interpreted, construed and enforced in accordance with the laws of the State of Delaware.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                             SIGNATURE PAGE FOLLOWS.

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      IN WITNESS WHEREOF, the undersigned have executed this Amendment effective as of the date first written above.

                                     BORROWERS:

                                     VIRBAC CORPORATION
                                     A DELAWARE CORPORATION

                                     By: /s/ Jean M. Nelson
                                        ________________________________________
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.PM
                                     RESOURCES, INC.
                                     A MISSOURI CORPORATION

                                     By: /s/ Jean M. Nelson
                                        ________________________________________
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.

                                     ST. JON LABORATORIES, INC.
                                     A CALIFORNIA CORPORATION

                                     By: /s/ Jean M. Nelson
                                        ________________________________________
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.

                                     FRANCODEX LABORATORIES, INC.
                                     A KANSAS CORPORATION

                                     By: /s/ Jean M. Nelson
                                        ________________________________________
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.

                                     DELMARVA LABORATORIES, INC.
                                     A VIRGINIA CORPORATION

                                     By: /s/ Jean M. Nelson
                                        ________________________________________
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.

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                                     VIRBAC AH, INC.
                                     A DELAWARE CORPORATION

                                     By: /s/ Jean M. Nelson
                                         ------------------------------------
                                     Name: Jean M. Nelson
                                     Title: Executive Vice President & C.F.O.

                                     HOLDER:

                                     VIRBAC S.A.
                                     A COMPANY ORGANIZED UNDER THE LAWS OF THE
                                     REPUBLIC OF FRANCE

                                     By: /s/ Eric Maree
                                         ------------------------------------
                                     Name: Eric Maree
                                     Title: President of the Management Board